Loans Receivable, Net	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
Loans Receivable, Net

3. Loans receivable, net

Loans receivable consist of the following:

	As of December 31,
	2018	2019
	US$’000	US$’000
Personal loans	8,981	3,450
Allowance for loan losses
Individually assessed	(114)	(255)
Collectively assessed	(440)	(2,700)
Allowance for loan losses	(554)	(2,955)
Loans receivable, net	8,427	495

This balance represents loans related to the micro-credit lending business of the Group. These loans are primarily micro loans made to individual customers with an original term up to three years and do not have collateral. The interest rates of these loans ranged between 15.6%~17.9%, 15.0%~36% and 15.6%~36% for the years ended December 31, 2017, 2018 and 2019, respectively. Allowance on loan losses are estimated on a quarterly basis or more often as necessary based on the historical rate of defaults, the aging of the existing receivables and other relevant factors.

The Group did not sell any loans receivable during the years ended December 31, 2018and 2019.

The activity in the allowance for loan losses for the years ended December 31, 2018 and 2019 consisted of the following:

	For the year ended December 31,
	2018	2019
	US$’000	US$’000
Beginning balance	99	554
Provisions	455	2,401
Release of allowance related to loans receivable sold or expired	—	—
Ending balance	554	2,955

The following table represents the aging of loans as of December 31, 2018 and 2019 (US$’000):

	1- 89 days past due	90- 179 days past due	180- 365 days past due	Over 1 year past due	Total past due	Current	Total loans
December 31, 2018	40	2	12	185	239	8,742	8,981
December 31, 2019	21	873	1,551	592	3,037	413	3,450

Loans receivable amounting to US$199 thousand and US$3,016 thousand as of December 31, 2018 and 2019, respectively, were in non-accrual status. No loan receivable that has been past due for more than 90 days has interest income being accrued.